SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 25, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.     Other Events.

On March 26, 2004, Genaera Corporation (the “Company”) issued a press release announcing the appointment of Roger Vogel, M.D. as Acting Chief Medical Officer. Genaera Corporation also announced that Kenneth Holroyd, MD, MBA has stepped down as Chief Operating Officer and Executive Vice President of Genaera to pursue other interests. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated March 26, 2004 — “Genaera Announces Appointment of Chief Medical Officer and Other Management Change”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/S/ JOHN A. SKOLAS
John A. Skolas Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Dated:  March 26, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated March 26, 2004 — “Genaera Announces Appointment of Chief Medical Officer and Other Management Change”.